Tax Status	12 Months Ended
Dec. 31, 2025 USD ($)
EBP, Tax Status [Line Items]
Late participant contribution [Abstract]	$ 9.5
EBP 001
EBP, Tax Status [Line Items]
Tax Status	Tax Status
The Plan's latest favorable determination letter, received from the Internal Revenue Service, is dated March 11, 2015. Although the Plan has been amended since receiving this determination letter, the Plan Administrator believes the Plan is designed and currently being operated in compliance with the applicable requirements of the Code and, therefore, the Plan is qualified and the related master trust is tax exempt.
During the plan year ended December 31, 2025, participant contributions, including loan repayments, of $9.5 million were remitted late to the Plan. These contributions, listed on Schedule H, line 4a - Schedule of Delinquent Participant Contributions, are pending correction under the U.S. Department of Labor's Voluntary Fiduciary Correction Program (VFCP) as of December 31, 2025.
The Plan is subject to routine audits by taxing jurisdictions. There are currently no audits in progress for any tax periods. U.S. generally accepted accounting principles require the Plan's management to evaluate uncertain tax positions taken by the Plan. The Plan Administrator has concluded that as of December 31, 2025 and 2024, there are no uncertain tax positions taken or expected to be taken that would require recognition of a liability or disclosure in the financial statements.